UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2026

SERVICENOW, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35580	20-2056195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2225 Lawson Lane Santa Clara, California 95054
(Address of principal executive offices and Zip Code)

(408) 501-8550

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	NOW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 15, 2026, ServiceNow, Inc. (the “Company”) completed an offering of $4,000,000,000 aggregate principal amount of notes, consisting of $750,000,000 aggregate principal amount of its 4.250% Notes due 2028 (the “2028 Notes”), $600,000,000 aggregate principal amount of its 4.700% Notes due 2031 (the “2031 Notes”), $650,000,000 aggregate principal amount of its 5.050% Notes due 2033 (the “2033 Notes”), $1,250,000,000 aggregate principal amount of its 5.400% Notes due 2036 (the “2036 Notes”), and $750,000,000 aggregate principal amount of its 6.300% Notes due 2056 (the “2056 Notes” and, together with the 2028 Notes, the 2031 Notes, the 2033 Notes, and the 2036 Notes, the “Notes”). The offering of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-279150), including the prospectus contained therein, filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a preliminary prospectus supplement dated May 12, 2026 and a related final prospectus supplement dated May 12, 2026.

In connection with the issuance of the Notes, the Company entered into an Underwriting Agreement dated as of May 12, 2026 (the “Underwriting Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives (the “Representatives”) of the several underwriters listed in Schedule II to the Underwriting Agreement. The foregoing description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

The Notes were issued pursuant to an Indenture with U.S. Bank Trust Company, National Association, as trustee, dated as of May 15, 2026 (the “Base Indenture”), as supplemented by the first supplemental indenture thereto, dated as of May 15, 2026 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Base Indenture, the First Supplemental Indenture, and the forms of the 2028 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes and the 2056 Notes are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7, respectively, and are incorporated by reference herein.

The above description of the Underwriting Agreement, the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, the Indenture, and the forms of Notes.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 8.01.	Other Events.

Skadden, Arps, Slate, Meagher & Flom LLP, counsel to ServiceNow, has issued an opinion to ServiceNow dated May 15, 2026 regarding the legality of the Notes. A copy of the opinion is filed as Exhibit 5.1 hereto.

Item 9.01	Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated May 12, 2026, by and among ServiceNow, Inc. and Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as the representatives of the underwriters named on Schedule II thereto.

4.1	Indenture, dated May 15, 2026, by and between ServiceNow, Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.2	First Supplemental Indenture, dated May 15, 2026, by and between ServiceNow, Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of Note for ServiceNow, Inc.’s 4.250% Notes due 2028 (incorporated by reference from Exhibit 4.2 hereto).

4.4	Form of Note for ServiceNow, Inc.’s 4.700% Notes due 2031 (incorporated by reference from Exhibit 4.2 hereto).

4.5	Form of Note for ServiceNow, Inc.’s 5.050% Notes due 2033 (incorporated by reference from Exhibit 4.2 hereto).

4.6	Form of Note for ServiceNow, Inc.’s 5.400% Notes due 2036 (incorporated by reference from Exhibit 4.2 hereto).

4.7	Form of Note for ServiceNow, Inc.’s 6.300% Notes due 2056 (incorporated by reference from Exhibit 4.2 hereto).

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (contained in Exhibit 5.1 above).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICENOW, INC.

	By:	/s/ Hossein Nowbar
Hossein Nowbar
President and Chief Legal Officer

Date: May 15, 2026